As filed with the Securities and Exchange
                          Commission on March 3, 2003

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/       Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials


                     MERCURY LARGE CAP SERIES FUNDS, INC.
- -----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

- -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

- -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- -----------------------------------------------------------------------------

(5) Total fee paid:

- -----------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

- -----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- -----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- -----------------------------------------------------------------------------

(3) Filing Party:

- -----------------------------------------------------------------------------

(4) Date Filed:

- -----------------------------------------------------------------------------

       Mercury Large Cap Core Fund of Mercury Large Cap Series Funds, Inc.
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                                              February 27, 2003

Dear Stockholder,

As a stockholder of Mercury Large Cap Core Fund of Mercury Large Cap Series Funds, Inc. ("Mercury Large Cap Core Fund" or the "Fund"), you are being asked to vote on a proposed reorganization of the Fund. Because your vote is very important, we would like to take this opportunity to explain the proposed reorganization and encourage you to vote.

What is the proposed reorganization?

The Board of Directors of Mercury Large Cap Series Funds, Inc. has approved a proposed reorganization in which Mercury Large Cap Core Fund would be acquired by Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. ("ML Large Cap Core Fund"). If the stockholders of Mercury Large Cap Core Fund approve this reorganization, you will become a stockholder of ML Large Cap Core Fund. The shares of ML Large Cap Core Fund that you receive in the reorganization will be of the equivalent class and be subject to the same distribution fees, account maintenance fees and sales charges, including any contingent deferred sales charges, as your Mercury Large Cap Core Fund shares. In addition, the shares of ML Large Cap Core Fund that you receive in the reorganization will have the same aggregate net asset value as your Mercury Large Cap Core Fund shares. Therefore, the net asset value of your shares will not change as a result of the reorganization. Your rights and privileges as a stockholder also will not change substantially as a result of the reorganization, and the stockholder services available to you after the reorganization will be similar to the services currently available to you.

Why is the Board recommending approval of this reorganization?

The Board of Mercury Large Cap Series Funds, Inc. has determined that the stockholders of Mercury Large Cap Core Fund are likely to benefit from the reorganization and recommends that you vote to approve it. After the reorganization, stockholders of Mercury Large Cap Core Fund will remain invested in a mutual fund having the same investment objectives and policies as Mercury Large Cap Core Fund. In addition, it is expected that Mercury Large Cap Core Fund stockholders will be invested in a substantially larger fund, which should provide improved economies of scale and a lower total operating expense ratio than Mercury Large Cap Core Fund.

Why is your vote important?

Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of Mercury Large Cap Core Fund. In order to reduce the need for additional costly solicitation efforts or a meeting adjournment, please take the time to vote your shares prior to the April 4, 2003 special stockholder meeting.

How do you vote?

There are three ways for you to vote your shares:

o Phone: The automated number 1-800-690-6903 is available to accept your vote. Please have your proxy card available at the time of the call.
o Internet: The website www.proxvvote.com can be accessed using the 12-digit control number printed on your proxy card.
o Mail: The proxy card can be completed and returned in the enclosed postage paid envelope.

For more information regarding the proxy materials or for help in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-860-3478, or contact your Financial Advisor.

     Mercury Large Cap Growth Fund of Mercury Large Cap Series Funds, Inc.
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                                               February 27, 2003

Dear Stockholder,

As a stockholder of Mercury Large Cap Growth Fund of Mercury Large Cap Series Funds, Inc. ("Mercury Large Cap Growth Fund" or the "Fund"), you are being asked to vote on a proposed reorganization of the Fund. Because your vote is very important, we would like to take this opportunity to explain the proposed reorganization and encourage you to vote.

What is the proposed reorganization?

The Board of Directors of Mercury Large Cap Series Funds, Inc. has approved a proposed reorganization in which Mercury Large Cap Growth Fund would be acquired by Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. ("ML Large Cap Growth Fund"). If the stockholders of Mercury Large Cap Growth Fund approve this reorganization, you will become a stockholder of ML Large Cap Growth Fund. The shares of ML Large Cap Growth Fund that you receive in the reorganization will be of the equivalent class and be subject to the same distribution fees, account maintenance fees and sales charges, including any contingent deferred sales charges, as your Mercury Large Cap Growth Fund shares. In addition, the shares of ML Large Cap Growth Fund that you receive in the reorganization will have the same aggregate net asset value as your Mercury Large Cap Growth Fund shares. Therefore, the net asset value of your shares will not change as a result of the reorganization. Your rights and privileges as a stockholder also will not change substantially as a result of the reorganization, and the stockholder services available to you after the reorganization will be similar to the services currently available to you.

Why is the Board recommending approval of this reorganization?

The Board of Mercury Large Cap Series Funds, Inc. has determined that the stockholders of Mercury Large Cap Growth Fund are likely to benefit from the reorganization and recommends that you vote to approve it. After the reorganization, stockholders of Mercury Large Cap Growth Fund will remain invested in a mutual fund having the same investment objectives and policies as Mercury Large Cap Growth Fund. In addition, it is expected that Mercury Large Cap Growth Fund stockholders will be invested in a substantially larger fund, which should provide improved economies of scale and a lower total operating expense ratio than Mercury Large Cap Growth Fund.

Why is your vote important?

Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of Mercury Large Cap Growth Fund. In order to reduce the need for additional costly solicitation efforts or a meeting adjournment, please take the time to vote your shares prior to the April 4, 2003 special stockholder meeting.

How do you vote?

There are three ways for you to vote your shares:

o Phone: The automated number 1-800-690-6903 is available to accept your vote. Please have your proxy card available at the time of the call.
o Internet: The website www.proxyvote.com can be accessed using the 12-digit control number printed on your proxy card.
o Mail: The proxy card can be completed and returned in the enclosed postage paid envelope.

For more information regarding the proxy materials or for help in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-860-3478, or contact your Financial Advisor.

      Mercury Large Cap Value Fund of Mercury Large Cap Series Funds, Inc.
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                                               February 27, 2003

Dear Stockholder,

As a stockholder of Mercury Large Cap Value Fund of Mercury Large Cap Series Funds, Inc. ("Mercury Large Cap Value Fund" or the "Fund"), you are being asked to vote on a proposed reorganization of the Fund. Because your vote is very important, we would like to take this opportunity to explain the proposed reorganization and encourage you to vote.

What is the proposed reorganization?

The Board of Directors of Mercury Large Cap Series Funds, Inc. has approved a proposed reorganization in which Mercury Large Cap Value Fund would be acquired by Merrill Lynch Large Cap Value Fund of Merrill Lynch Large Cap Series Funds, Inc. ("ML Large Cap Value Fund"). If the stockholders of Mercury Large Cap Value Fund approve this reorganization, you will become a stockholder of ML Large Cap Value Fund. The shares of ML Large Cap Value Fund that you receive in the reorganization will be of the equivalent class and be subject to the same distribution fees, account maintenance fees and sales charges, including any contingent deferred sales charges, as your Mercury Large Cap Value Fund shares. In addition, the shares of ML Large Cap Value Fund that you receive in the reorganization will have the same aggregate net asset value as your Mercury Large Cap Value Fund shares. Therefore, the net asset value of your shares will not change as a result of the reorganization. Your rights and privileges as a stockholder also will not change substantially as a result of the reorganization, and the stockholder services available to you after the reorganization will be similar to the services currently available to you.

Why is the Board recommending approval of this reorganization?

The Board of Mercury Large Cap Series Funds, Inc. has determined that the stockholders of Mercury Large Cap Value Fund are likely to benefit from the reorganization and recommends that you vote to approve it. After the reorganization, stockholders of Mercury Large Cap Value Fund will remain invested in a mutual fund having the same investment objectives and policies as Mercury Large Cap Value Fund. In addition, it is expected that Mercury Large Cap Value Fund stockholders will be invested in a substantially larger fund, which should provide improved economies of scale. Such economies of scale are expected to result in a substantially lower total operating expense ratio for holders of Class A, Class C and Class D shares of Mercury Large Cap Value Fund. Due to a variety of factors, it is expected that the Fund's Class B shareholders may temporarily experience a higher total operating expense ratio as stockholders of ML Large Cap Value Fund once the reorganization is completed. However, it also is expected that such economies of scale in the near future will more than offset the temporary higher total operating expense ratio for the Fund's Class B stockholders.

Why is your vote important?

Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of Mercury Large Cap Value Fund. In order to reduce the need for additional costly solicitation efforts or a meeting adjournment, please take the time to vote your shares prior to the April 4, 2003 special stockholder meeting.

How do you vote?

There are three ways for you to vote your shares:

o Phone: The automated number 1-800-690-6903 is available to accept your vote. Please have your proxy card available at the time of the call.
o Internet: The website www.proxvvote.com can be accessed using the 12-digit control number printed on your proxy card.
o Mail: The proxy card can be completed and returned in the enclosed postage paid envelope.

For more information regarding the proxy materials or for help in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-860-3478 or contact your Financial Advisor.